                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): January 10, 2002





                                OLIN CORPORATION



             (Exact name of registrant as specified in its charter)

            Virginia                             1-1070                              13-1872319
(State or Other Jurisdiction of         (Commission File Number)         (IRS Employer Identification No.)
          Incorporation)

            P.O. Box 4500, 501 Merritt 7,                    06856-4500
                 Norwalk, Connecticut                        (Zip Code)
       (Address of principal executive offices)

                                 (203) 750-3000
              (Registrant's telephone number, including area code)


                                 Not Applicable
          (Former name or former address, if changed since last report)



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Item 5. Other Events.
        -------------

     On January 3, 2002, Olin Corporation (the "Company") entered into a new senior revolving credit facility which replaced its existing credit facilities.

     Attached as Exhibit 4 and incorporated herein by reference is a Credit Agreement dated as of January 3, 2002 among the Company as Borrower, the Banks named therein as Banks, Citibank, N.A. as Administrative Agent, Bank of America, N.A. as Syndication Agent, Wachovia Bank, N.A. as Documentation Agent and Salomon Smith Barney Inc. as Lead Arranger.

Item 7. Exhibits.
        ---------

  Exhibit No.                       Exhibit
  ----------                        -------

       4 Credit Agreement dated as of January 3, 2002 among the Company as Borrower, the Banks named therein as Banks, Citibank, N.A. as Administrative Agent, Bank of America, N.A. as Syndication Agent, Wachovia Bank, N.A. as Documentation Agent and Salomon Smith Barney Inc. as Lead Arranger.



                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       OLIN CORPORATION


                                       By:         /s/ Johnnie M. Jackson, Jr.
                                            ------------------------------------
                                            Name:  Johnnie M. Jackson, Jr.
                                            Title: Vice President, General
                                                   Counsel and Secretary

Date:  January 10, 2002

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                                  EXHIBIT INDEX


  Exhibit No.                        Exhibit
  ----------                         --------

      4 Credit Agreement dated as of January 3, 2002 among the Company as Borrower, the Banks named therein as Banks, Citibank, N.A. as Administrative Agent, Bank of America, N.A. as Syndication Agent, Wachovia Bank, N.A. as Documentation Agent and Salomon Smith Barney Inc. as Lead Arranger.